UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2021

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2021, in connection with the decision of the Board of Directors (the “Board”) to elect Melina E. Higgins as its Non-Executive Chair of the Board of Directors, the Board further amended Genworth Financial, Inc. Amended and Restated Bylaws (the “Bylaws”) to change any and all references from “chairman” to “chair” throughout the Bylaws.

The foregoing amendment to the Bylaws became effective on the date of its adoption by the Board. The above description of the amendment to the Bylaws is a summary and is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on May 20, 2021, the holders of Genworth’s Class A Common Stock entitled to vote at the meeting (1) elected all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved the 2021 Genworth Financial, Inc. Omnibus Incentive Plan and (4) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2021. Following the 2021 annual meeting of stockholders, the Board elected Melina E. Higgins to serve as the Non-Executive Chair of the Board of Directors.

The final voting results were as follows:

Proposal 1

Election of directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
G. Kent Conrad	324,269,768	30,632,212	1,099,051	48,450,971
Karen E. Dyson	322,969,698	32,002,254	1,029,079	48,450,971
Jill R. Goodman	326,088,710	27,662,524	2,249,797	48,450,971
Melina E. Higgins	309,201,735	45,759,747	1,039,549	48,450,971
Thomas J. McInerney	317,566,855	37,212,535	1,221,641	48,450,971
Howard D, Mills, III	325,958,180	28,745,887	1,296,964	48,450,971
Debra J. Perry	319,791,736	35,189,180	1,020,115	48,450,971
Robert P. Restrepo Jr.	321,223,984	33,659,147	1,117,900	48,450,971
Ramsey D. Smith	326,023,683	28,696,874	1,280,474	48,450,971

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	300,589,508	52,926,990	2,484,533	48,450,971

Proposal 3

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the 2021 Genworth Financial, Inc. Omnibus Incentive Plan	307,730,504	46,636,923	1,633,604	48,450,971

Proposal 4

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2021	382,509,213	18,840,021	3,102,768	N/A

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Number	Description

3.2	Amended and Restated Bylaws of Genworth Financial, Inc., dated as of May 20, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 21, 2021	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and
General Counsel